                                                               Exhibit 99.2

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of June 30, 1997 is presented assuming: (i) all of the 41 hotels owned by the Company on September 8, 1997 (the "Owned Hotels") and the two hotels under purchase contract on September 8, 1997 (the "Additional Acquisitions") were owned on June 30, 1997 and (ii) the $150 million senior subordinated notes (the "Notes") offering was completed and the Company's $450 million senior secured credit facility (the "Credit Facility") and the $100 million non-recourse debt facility (the "Non-Recourse Facility") were entered into on June 30, 1997.

     The Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the six months ended June 30, 1997 and for the year ended December 31, 1996 are presented assuming: (i) all of the Owned Hotels and the Additional Acquisitions were owned at the beginning of the periods presented and (ii) the initial public offering of 9,250,000 shares of common stock, the secondary offering of 5,750,000 shares of common stock, and the Notes offering (collectively, the "Offerings"), the Credit Facility and the Non-Recourse Facility were completed at the beginning of the periods presented.

     The National Airport Hilton was acquired subsequent to June 30, 1997, and is separately disclosed because the acquisition of this hotel constituted an acquisition of a "significant amount of assets" as such phrase is defined in Item 2 of Form 8-K and Sections 210.11-01(b), 210.11-01(d) and 210.3-05(b)
(2)(ii) of Regulation S-X.

     In management's opinion, all material adjustments necessary to reflect the transactions are presented in the pro forma adjustments columns, which are further described in the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. The Unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of what the Company's financial position or results of operations actually would have been if all the Owned Hotels and the Additional Acquisitions were, in fact, owned on such dates presented and if the Offerings, the Credit Facility and the Non-Recourse Facility were completed on such dates. Additionally, the pro forma information does not purport to project the Company's financial position or results of operations at any future date or for any future period. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Company.

CapStar Hotel Company
Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 1997

                                                                        Pro Forma Adjustments
                                                          -----------------------------------------------------
                                                          Owned Hotels,
                                                         Credit Facility,
                                                          Non-Recourse
                                                          Facility and         National            Additional
                                         Historical (A)    Notes (B)       Airport Hilton (C)    Acquisitions(D)     Pro Forma
                                         -------------    ------------     -----------------     ---------------     ---------
Assets
Cash                                      $     11,489      $   (5,562)       $        15          $      --         $  5,942
Property and equipment, net:
  Land                                          81,683          32,916              5,529               5,811         125,939
  Building and improvements                    404,798         141,654             27,644              29,054         603,150
  Furniture, fixtures and equipment             44,556          16,359              3,686               3,874          68,475
  Construction-in-progress                       5,314               5                 --                  --           5,319
                                         -------------      ----------        -----------          ----------        --------
Total property and equipment, net              536,351         190,934             36,859              38,739         802,883

Deposits and other assets                       60,233          (6,102)                25                  --          54,156
                                         -------------      ----------        -----------          ----------        --------
Total assets                             $     608,073      $  179,270        $    36,899          $   38,739        $862,981
                                         -------------      ----------        -----------          ----------        --------
                                         -------------      ----------        -----------          ----------        --------

Liabilities, Minority Interest and
  Stockholders' Equity
Other liabilities                         $     35,333      $    2,904        $       262          $       --        $ 38,499
Long-term debt:
  Senior secured credit facility               168,500        (168,500)                --                  --              --
  Credit Facility                                   --         198,563             36,637              38,739         273,939
  Non-Recourse Facility                             --          52,750                 --                  --          52,750
  Notes                                             --         150,000                 --                  --         150,000
  Other obligations                             66,495         (50,000)                --                  --          16,495
                                         -------------      ----------        -----------          ----------        --------
Total liabilities                              270,328         185,717             36,899              38,739         531,683
Minority interest                               22,270              --                 --                  --          22,270
Stockholders' equity                           315,475          (6,447)                --                  --         309,028
                                         -------------      ----------        -----------          ----------        --------
Total liabilities, minority interest
  and stockholders' equity               $     608,073      $  179,270        $    36,899          $   38,739        $862,981
                                         -------------      ----------        -----------          ----------        --------
                                         -------------      ----------        -----------          ----------        --------

(A) Reflects the historical unaudited condensed consolidated balance sheet of the Company as of June 30, 1997.

(B) Reflects the Company's cost basis and financing for 8 of the Owned Hotels acquired subsequent to June 30, 1997. Also included are the effects of the Company's Credit Facility, Non-Recourse Facility and Notes offering which were consummated after June 30, 1997. Deposits and other assets reflect the deferral of financing fees related to the new financing activities net of the write-off associated with refinanced facilities, and the use of purchase deposits.

(C) Reflects the Company's cost basis and financing for the National Airport Hilton.

(D) Reflects the Company's cost basis and financing for the Additional Acquisitions.

CapStar Hotel Company
Unaudited Pro Forma Condensed Consolidated Statement of Operations Six Months Ended June 30, 1997

                                                                                  Pro Forma Adjustments
                                                                      ------------------------------------------------
                                                                      Owned Hotels,
                                                                       Offerings,
                                                                     Credit Facility,
                                                                      Non-Recourse       National
                                                                        Facility           Airport       Additional
                                                     Historical(A)    and Notes(B)        Hilton(B)     Acquisitions(B)  Pro Forma
                                                     -------------    ------------     --------------   -------------    ---------
Revenue from hotel operations:
 Rooms                                                $     79,254      $   36,676      $     4,764      $      4,859    $ 125,553
 Food and beverage                                          34,676          12,141            1,361             2,215       50,393
 Other hotel revenue                                         5,664           2,931              295               251        9,141
Office rental and other revenues                                --           2,844               --                --        2,844
Hotel management, accounting and other                       2,225             (98)              --                --        2,127
                                                     -------------     -----------     --------------    ------------    ---------

Total revenue                                              121,819          54,494            6,420             7,325      190,058

Hotel operating expense by department:
 Rooms                                                      18,954           9,849            1,008             1,233       31,044
 Food and beverage                                          27,338           9,889            1,095             1,629       39,951
 Other operating departments                                 3,008           1,680              177               153        5,018
Office rental and other expenses                                --           1,184               --                --        1,184
Undistributed operating expenses:
 Administrative and general                                 19,839           5,422            1,102               783       27,146
 Property operating costs                                   13,960          10,997              820             1,065       26,842
 Property taxes, insurance and other                         5,064           3,472              288               289        9,113
 Depreciation and amortization                               8,220           4,359              609               640       13,828
                                                     -------------     -----------     --------------    ------------    ---------
                                                            96,383          46,852            5,099             5,792      154,126
Interest expense, net                                        8,440           8,642              476             1,059       18,617

Total expenses                                             104,823          55,494            5,575             6,851      172,743
                                                     -------------     -----------     --------------    ------------    ---------
Income (loss) before minority interest and
 income taxes                                               16,996          (1,000)             845               474       17,315

Minority interest                                             (620)           (236)              --                --         (856)
                                                     -------------     -----------     --------------    ------------    ---------

Income (loss) before income taxes                           16,376          (1,236)             845               474       16,459

Income tax provision                                         6,288            (475)             325               182        6,320
                                                     -------------     -----------     --------------    ------------    ---------

Net income (loss) (C)                                 $     10,088      $     (761)     $       520       $       292    $  10,139

                                                     -------------     -----------     --------------    ------------    ---------
                                                     -------------     -----------     --------------    ------------    ---------

Earnings per share (D)                                $       0.62                                                       $    0.53
                                                     -------------                                                       ---------
                                                     -------------                                                       ---------


(A) Reflects the historical unaudited condensed consolidated statement of operations of the Company for the six months ended June 30, 1997.

(B) Reflects the pre-acquisition operations of the Owned Hotels (including separate disclosure for the National Airport Hilton) and Additional Acquisitions to provide six months of hotel operations. The pre-acquisition operations were obtained from the hotel pre-acquisition financial statements. Also reflects adjustments to (i) eliminate management fee revenues for the Owned Hotels for services that were provided by the Company, (ii) reflect federal and state income taxes (assuming a 38.4% combined effective rate), (iii) reflect pro forma depreciation and amortization expense on the Company's cost basis as if the hotels had been acquired as of the beginning of the period, (iv) reflect net amortization expense associated with financing activities and (v) record interest based on the terms of the Company's credit facilities.

(C) Subsequent to June 30, 1997, the Company incurred expenses associated with the write-off of deferred financing costs related to the refinanced credit facilities. These extraordinary costs are charged to operations as incurred and have not been included in the Unaudited Pro Forma Condensed Consolidated Statement of Operations.

(D) In computing historical and pro forma earnings per share, weighted average shares of common stock and common stock equivalents of 16,356,343 and 19,547,910, respectively, were used and net income has been adjusted for certain minority interests.

CapStar Hotel Company
Unaudited Pro Forma Condensed Consolidated Statement of Operations Year Ended December 31, 1996


                                                                             Pro Forma Adjustments
                                                                 ------------------------------------------------
                                                                  Owned Hotels,
                                                                    Offerings,
                                                                 Credit Facility,
                                                                  Non-Recourse       National
                                                                    Facility          Airport        Additional
                                                Historical(A)     and Notes(B)       Hilton(B)      Acquisitions(B)    Pro Forma
                                                -------------     -----------     --------------    ---------------    ---------
Revenue from hotel operations
  Rooms                                          $     68,498     $   147,042     $       8,213     $     8,756    $  232,509
  Food and beverage                                    30,968          53,921             2,663           4,771        92,323
  Other hotel revenue                                   5,981          12,744               597             494        19,816
Office rental and other revenues                          --            5,668               --              --          5,668
Hotel management, accounting and other                  4,345          (1,487)              --              --          2,858
                                                 -------------     -----------    --------------    ------------     --------
Total revenue                                         109,792         217,888            11,473          14,021       353,174


Hotel operating expenses by department:
  Rooms                                                17,509          35,990             1,931           2,209        57,639
  Food and beverage                                    24,589          42,805             2,217           3,801        73,412
  Other operating departments                           2,513           8,091               406             328        11,338
Office rental and other expenses                          --            2,683               --              --          2,683
Undistributed operating expenses:
  Administrative and general                           20,448          31,752             1,450             658        54,308
  Property operating costs                             12,586          33,131             1,932           2,232        49,881
  Property taxes, insurance and other                   4,565          12,639               677             574        18,455
  Depreciation and amortization                         8,248          17,213             1,218           1,280        27,959
                                                 --------------    ----------     --------------     -----------     ---------
Total operating expenses                               90,458         184,304             9,831          11,082       295,675

Interest expense, net                                  12,346          21,924               951           2,096        37,317

Total expenses                                        102,804         206,228            10,782          13,178       332,992
                                                 ---------------   -----------    --------------      -----------    --------

Income before minority interest
  and income taxes                                      6,988          11,660               691             843        20,182

Minority interest                                          39          (1,112)              --              --         (1,073)
                                                 ---------------   -----------    --------------      -----------    --------

Income before income taxes                              7,027          10,548               691             843        19,109

Income tax provision                                    2,674           4,356               276             338         7,644
                                                  ---------------   -----------   ---------------     -----------    --------
Net income from continuing operations (C)         $     4,353       $   6,192     $         415       $     505      $ 11,465
                                                  ---------------   -----------   ---------------     -----------    --------
                                                  ---------------   -----------   ---------------     -----------    --------
Earnings per share (D)                            $      0.31                                                        $   0.61
                                                  ---------------                                                    --------
                                                  ---------------                                                    --------


(A) Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 1997.

(B) Reflects the pre-acquisition operations of the Owned Hotels (including separate disclosures for the National Airport Hilton) and Additional Acquisitions to provide a full year of hotel operations. The pre-acquisition operations were obtained from the hotel pre-acquisition financial statements. Also reflects adjustments to (i) eliminate management fee revenues for the Owned Hotels for services that were provided by the Company, (ii) reflect federal and state income taxes (assuming a 40% combined effective rate), (iii) reflect estimated incremental general and administrative expenses associated with public ownership, (iv) reflect pro forma depreciation and amortization expense on the Company's cost basis as if the hotels had been acquired as of the beginning of the period,
    (v) reflect net amortization expense associated with financing activities and (vi) record interest based on the terms of the Company's credit facilities.

(C) Subsequent to June 30, 1997, the Company incurred expenses associated with the write-off of deferred financing costs related to the refinanced credit facilities. These extraordinary costs are charged to operations as incurred and have not been included in the Unaudited Pro Forma Condensed Consolidated Statement of Operations.

(D) Historical earnings per share have been calculated using actual income for the period from the initial public offering on August 20, 1996 through December 31, 1996. The weighted average number of common stock and common stock equivalents used in the calculation was 12,754,321. In computing pro forma earnings per share, weighted average shares of common stock and common stock equivalents of 19,313,844 were used and net income has been adjusted for certain minority interests.